UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 26, 2018

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On April 26, 2018 Vista Gold Corp. (the “Corporation’) held its annual general and special meeting of shareholders at Suite 1200, 200 Burrard Street, Vancouver, British Columbia at 10:00 a.m. (Vancouver time). A total of 60,182,042 common shares in the capital of the Company (“Common Shares”) were represented at the meeting, being 60.54% of the Common Shares. Detailed results for the ballot votes are as follows:

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
John M. Clark	22,293,141	417,558	37,471,343
Frederick H. Earnest	22,292,941	417,758	37,471,343
W. Durand Eppler	22,275,563	435,136	37,471,343
C. Thomas Ogryzlo	22,273,917	436,782	37,471,343
Michael B. Richings	22,181,395	529,304	37,471,343
Tracy A. Stevenson	22,270,919	439,780	37,471,343

Proposal	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Approve Appointment of EKS&H	58,247,412	1,934,630	0	0
Advisory Vote on Executive Compensation	21,071,728	948,642	690,329	37,471,343
Approve Unallocated Options under Stock Option Plan	20,614,467	1,398,483	697,749	37,471,343

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2019 annual meeting of shareholders or until successors are duly elected and qualified. In addition, at the Meeting, shareholders appointed EKS&H LLLP as auditors of the Company and passed ordinary resolutions to approve: on an advisory basis, the compensation of the Corporation’s Named Executive Officers; and all unallocated options under the Corporation’s Stock Option Plan.

The Corporation received some feedback from shareholders on the matters to approve all unallocated awards under the Corporation’s Long Term Equity Incentive Plan and to adopt a Deferred Share Unit Plan for the Corporation. Management plans to take some time to consider the feedback received. Accordingly, these matters were not considered at the Meeting.

Item 7.01  Regulation FD

On April 26, 2018, the Registrant issued a press release announcing the voting results from its Annual General Meeting of shareholders held on Thursday, April 26, 2018 in Vancouver, British Columbia.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

99.1	Press Release dated April 26,2018*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: May 2, 2018	By:	/s/John F. Engele
John F. Engele
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 26, 2018*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.